UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2024

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 250 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 794-4940

Elevai Labs Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 31, 2024, PMGC Holdings Inc. (the “Company”), Cutis Cura Corporation, a Delaware corporation (“Cutis”), Carmell Corporation, a Delaware corporation and sole stockholder of Cutis (“Carmell”), and Elevai Skincare Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Elevai Skincare”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”). Pursuant to the Asset Purchase Agreement, the Company and Elevai Skincare agreed to sell, and Cutis purchased from the Company and Elevai, substantially all of the assets of Elevai Skincare and the Company used or held for use in the connection with the Business (as defined below), except for the Excluded Assets (as defined below). Capitalized terms used in this Current Report on Form 8-K (“Form 8-K”) but not otherwise defined have the meanings set forth in the Asset Purchase Agreement.

As consideration for the Purchased Assets, Cutis or Carmell shall, as applicable:

(a)	issue to Elevai Skincare, at the Closing, shares of Carmell’s common stock, par value $0.0001 per share, having an aggregate Market Value of $1,075,463, of which $100,000 will be withheld by Carmell for 12 months after the Closing Date, pursuant to the terms of the Asset Purchase Agreement to secure the indemnification obligations of Elevai Skincare and the cCompany set forth in Article IX (the “Indemnification Holdback Amount” and, such shares, less the Indemnification Holdback Amount, the “Closing Stock Consideration”);

(b)	assume the Assumed Liabilities (as defined below) pursuant to the execution and delivery of the Assignment and Assumption Agreements to Elevai Skincare;

(c)	pay to Elevai Skincare $56,525 in cash within 60 days following the sale by Cutis of all 7,500 units of the Enfinity product and 20,000 tubes of the Empower product included in the Purchased Assets as of the Closing; and

(d)	pay to Elevai Skincare the Earnout Payments, if and when payable pursuant to Section 2.05.

As additional consideration for the Purchased Assets, Cutis shall pay to Elevai Skincare the following:

(a)	For each year ending on the anniversary of the Closing Date during the five-year period following the Closing, an amount, if any, equal to 5% of the Net Sales of Cutis generated during such year from existing products of the Business as of the Closing, to be paid by Cutis within five (5) Business Days of the filing of Carmell’s Annual Report on Form 10-K following the end of such year; and

(b)	Within 60 days following the achievement of $500,000 in net revenue by Cutis from sales of the existing hair and scalp products of the Business as of the Closing on or before the 24-month anniversary of the Closing Date, a milestone payment equal to $500,000 in immediately available funds to an account designated by Elevai Skincare in writing.

The Closing shall occur on such date as the parties to the Asset Purchase Agreement shall mutually agree, which shall be no later than the second Business Day after each of the conditions precedent set forth in Article VIII of the Asset Purchase Agreement are satisfied, subject to the terms and conditions of the Asset Purchase Agreement.

The Asset Purchase Agreement contains customary representations and warranties of the parties with respect to, amongst other things, (i) entity organization and good standing, (ii) authority to enter into the Asset Purchase Agreement, (iii) compliance with laws and permits, and (iv) litigation and legal proceedings. The Asset Purchase Agreement also includes customary covenants of the parties with respect to Elevai Skincare’s operation of its business prior to Closing and the parties’ efforts to satisfy conditions to Closing.

“Assumed Liabilities” means: (a) all trade accounts payable of Elevai Skincare to third parties in connection with the Business that remain unpaid as of the Closing Date; and (b) all liabilities and obligations in respect of the Assigned Contracts but only to the extent that such liabilities thereunder (i) are required to be performed after the Closing Date, (ii) were incurred in the ordinary course of business, and (iii) do not relate to any failure to perform, improper performance, warranty, or other breach, default, or violation by Elevai Skincare, the Company or any of their respective Affiliates on or prior to the Closing. Notwithstanding any provision in the Asset Purchase Agreement to the contrary, Cutis shall not assume and shall not be responsible to pay, perform, or discharge any debts, liabilities, payables, Taxes or other obligations of Elevai Skincare, the Company or any of their respective Affiliates of any kind or nature whatsoever other than the Assumed Liabilities (the “Excluded Liabilities”).

“Business” means the business of developing and commercializing innovative skincare and haircare products, catering to both business to business and business to consumer markets in the United States and internationally.

“Excluded Assets” means the assets, rights and properties of Elevai Skincare or the Company, as applicable, listed on Schedule 2.02 of the Asset Purchase Agreement, which Cutis is not purchasing from Elevai Skincare or the Company under the Asset Purchase Agreement and are excluded from the Purchased Assets.

“Purchased Assets” means all of Elevai Skincare and the Company’s right, title and interest in, to and under the assets, properties and rights of every kind and nature and wherever located that relate to, or are used or held for use in connection with, the Business.

The above is a summary of the Asset Purchase Agreement only and is qualified in its entirety by reference to the Asset Purchase Agreement filed to this Form 8-K as Exhibits 10.1.

Exhibit No.	Description
10.1	Asset Purchase Agreement dated as of December 31, 2024
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2025

PMGC Holdings Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer, President, and Director

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